Earnings Supplement Q4 and Full Year 2025

2 Fourth Quarter and Full Year 2025 Financial Highlights Q4 2025 (1) See reconciliation of GAAP to non-GAAP financial measures on slide 9. Q4 2024 Revenue $19.3 million $(56.9) million Adj. EBITDA1 $2.8 million $(75.9) million Total Certs 19,308 26,065 2025 2024 Revenue $93.2 million $24.0 million Adj. EBITDA1 $15.6 million $(55.0) million Total Certs 97,348 110,652 Quarterly Results Annual Results

3 Loan Origination Performance by Quarter & Channel Total certified loan volumes reflect typical seasonal patterns along with our strategic implementation of enhanced underwriting standards aimed at building a higher quality loan portfolio. In addition, the decrease in certified loans in 4Q25 was driven by a temporary headwind in conversion rates as we tested pricing adjustments in response to emerging credit trends. Select changes were rolled back in phases and completed by mid-January 2026 and based on current trends, we do not expect this issue to create any ongoing disruption. Our CU/Bank channel loans typically have higher program fees compared to our OEM loans, which leads to more favorable economics. 21,078 22,038 21,808 22,260 24,215 23,591 21,449 17,254 7,111 6,925 5,627 3,805 3,423 2,931 2,431 2,054 28,189 28,963 27,435 26,065 27,638 26,522 23,880 19,308 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 Total Cert Volume CU/Bank OEM 74.8% 76.1% 79.5% 85.4% 87.6% 88.9% 89.8% 89.4% 25.2% 23.9% 20.5% 14.6% 12.4% 11.1% 10.2% 10.6% 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 Cert Mix by Channel CU/Bank OEM

4 Loan Origination Mix by Segment & Vehicle Category Loan origination mix in 4Q25 reflects a continued shift toward credit union partnerships. We are also seeing refinance volumes start to recover as interest rates decline. Our portfolio remains predominantly focused on used vehicles, which we believe serves the core needs of our target consumer base. 25.2% 23.9% 20.5% 14.6% 12.4% 11.1% 10.2% 10.6% 55.3% 55.0% 56.8% 62.3% 65.1% 64.2% 64.2% 63.5% 15.9% 18.0% 19.5% 19.4% 18.2% 18.8% 19.8% 20.8% 3.6% 3.1% 3.2% 3.7% 4.3% 5.9% 5.8% 5.1% 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 Cert Mix by Segment OEM Indirect Direct Refinance 11.0% 12.7% 12.9% 11.9% 11.6% 13.1% 12.5% 13.4% 89.0% 87.3% 87.1% 88.1% 88.4% 86.9% 87.5% 86.6% 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 Cert Mix by New/Used New Used

5 We believe our credit portfolio at 4Q25 demonstrates disciplined underwriting with a healthy mix across credit depth segments. SuperThin files made up a negligible amount of loans in 4Q25, having previously peaked at 11% in 4Q24. Our credit builder exposure has also been reduced, with surcharges applied to accounts identified at the time of origination as having credit builder tradelines starting in 4Q24. We are continuing to identify credit builder products in the market; reported figures have been revised to reflect our latest view of this segment. Loan Origination Mix by Credit Profile 16.2% 16.1% 16.5% 10.7% 6.0% 5.9% 6.3% 6.4% 83.8% 83.9% 83.5% 89.3% 94.0% 94.1% 93.7% 93.6% 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 Credit Builder % CreditBuilder NonCreditBuilder 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 Cert Mix by Credit Depth SuperThin Thin Normal Thick

6 Facilitated Loan Volume & Average Loan Size Trends The decrease in facilitated loan origination volume in 4Q25 was driven by the reduction in loans certified due to a temporary headwind in conversion rates as we tested pricing adjustments in response to emerging credit trends. Average loan size during 2025 increased from 2024 levels. We believe this increase reflects our focus on higher-value lending opportunities and improved customer mix that supports enhanced unit economics for our fees. 787.9 819.3 772.5 732.1 782.9 783.3 701.7 571.6 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 Facilitated Loan Origination Volume ($M) 27,948 28,286 28,156 28,089 28,327 29,535 29,384 29,603 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 Average Loan Size ($)

7 Key Performance Indicators 2025 2024 2025 2024 Certs Credit Union & Bank 17,254 22,260 86,509 87,184 OEM 2,054 3,805 10,839 23,468 Total Certs 19,308 26,065 97,348 110,652 Unit Economics Avg. Profit Share Revenue per Cert(1) 322$ 314$ 298$ 479$ Avg. Program Fee Revenue per Cert 564$ 536$ 558$ 515$ Originations Facilitated Loan Origination Volume ($ in 000s) 571,579$ 732,129$ 2,839,582$ 3,111,753$ Average Loan Size 29,603$ 28,089$ 29,169$ 28,122$ Channel Overview New Vehicle Certs as a % of Total 13.4% 11.9% 12.6% 12.1% Used Vehicle Certs as a % of Total 86.6% 88.1% 87.4% 87.9% Indirect Certs as a % of Total 74.0% 77.0% 75.4% 78.5% Direct Certs as a % of Total 20.9% 19.3% 19.3% 18.1% Refinance Certs as a % of Total 5.1% 3.7% 5.3% 3.4% Three Months Ended December 31, Year Ended December 31, (1) Represents average profit share revenue per certified loan originated in the period excluding the impact of profit share revenue recognized in the period associated with historical vintages. The profit share revenue impact related to change in estimates of historical vintages was an increase of $0.4 million for the year ended December 31, 2025 and reduced by a change in estimate of $81.3 million and $96.1 million for the three and twelve months ended December 31, 2024.

8 Financial Results (1) Profit share revenue was increased by a change in estimate of historical vintages of $0.4 million for the year ended December 31, 2025 and reduced by a change in estimate of $81.3 million and $96.1 million for the three and twelve months ended December 31, 2024. The profit share change in estimate for the three months ended December 31, 2025 was insignificant. 2025 2024 2025 2024 Revenue Program fees 10,853$ 13,734$ 54,340$ 57,040$ Profit share(1) 6,193 (73,160) 29,362 (43,123) Claims administration and other service fees 2,299 2,502 9,515 10,107 Total revenue 19,345 (56,924) 93,217 24,024 Cost of services 4,644 6,265 21,555 23,855 Gross profit 14,701 (63,189) 71,662 169 Operating expenses General and administrative 9,167 10,549 53,091 43,867 Selling and marketing 2,832 3,958 14,800 17,218 Research and development 1,945 861 8,777 4,462 Total operating expenses 13,944 15,368 76,668 65,547 Operating income (loss) 757 (78,557) (5,006) (65,378) Interest expense (2,222) (2,849) (9,662) (11,317) Interest income 2,097 2,812 9,317 12,090 Other income (expense), net (203) - (18) - Income (loss) before income taxes 429 (78,594) (5,369) (64,605) Income tax expense (benefit) (1,253) 65,842 (1,133) 70,405 Net income (loss) 1,682$ (144,436)$ (4,236)$ (135,010)$ Three Months Ended December 31, Year Ended December 31,

9 Reconciliation of GAAP to Non-GAAP Financial Measures Adjusted EBITDA ($ in 000's) (1) Beginning in the quarter ended June 30, 2025, we updated the presentation of Adjusted EBITDA to exclude interest income, as we believe the exclusion of interest income better aligns our presentation with comparable companies. Prior periods presented have been conformed to the current period presentation. (2) On December 31, 2025, we made a voluntary prepayment of $48.0 million under our Term Loan due 2027. In connection with the partial repayment of debt, we recorded a $0.2 million loss on extinguishment of debt related to the write-off of a proportionate amount of unamortized deferred financing costs. (3) Beginning in the quarter ended September 30, 2025, we updated the presentation of Adjusted EBITDA to exclude certain other non-recurring expenses that do not contribute directly to management’s evaluation of its operating results. For the year ended December 31, 2025, the adjustment for other non-recurring expense includes a one-time payment of $11.0 million made pursuant to an amendment to a reseller agreement in exchange for the extinguishment of certain rights to ongoing compensation and the revision of the schedule of referral fees payable. This payment was solely in exchange for such modification of compensation rights and is not conditioned upon, nor related to, any future performance or obligations of either party. 2025 2024 2025 2024 Net income (loss) 1,682$ (144,436)$ (4,236)$ (135,010)$ Non-GAAP adjustments: Interest (income) expense, net(1) 125 37 345 (773) Income tax expense (benefit) (1,253) 65,842 (1,133) 70,405 Depreciation and amortization expense 653 393 2,410 1,674 Share-based compensation expense 1,417 2,269 7,043 8,677 Loss on extinguishment of debt(2) 203 - 203 - Other non-recurring expense(3) - - 11,000 - Total adjustments 1,145 68,541 19,868 79,983 Adjusted EBITDA 2,827$ (75,895)$ 15,632$ (55,027)$ Total revenue 19,345$ (56,924)$ 93,217$ 24,024$ Adjusted EBITDA margin 15% 133% 17% (229%) Three Months Ended December 31, Year Ended December 31,